Fraud Incident	12 Months Ended
Dec. 31, 2025
Fraud Incident [Abstract]
FRAUD INCIDENT

NOTE 10 — FRAUD INCIDENT

On July 6, 2024, the Company determined that it had been a victim of a complex criminal scheme disguised as interest in making a significant equity investment into the Company, which resulted in fraudulently induced theft of crypto currency being held on the Company’s behalf by an agent of the Company. The Company has filed a claim with the Federal Bureau of Investigation and the Company’s insurance underwriter. The claim with the insurance underwriter has been denied and recovery of any loss is unlikely through any law enforcement agency. For the year ended December 31, 2024, the total loss on the fraud incident was $1,042,459 and is included in other income (expense) on the accompanying statements of operations.